UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015

EAST COAST DIVERSIFIED CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50356	55-0840109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Franklin Court, Suite H Marietta, Georgia 30067
(Address of Principal Executive Offices)

(770) 953-4184

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On July 7, 2015, the Board of Directors of East Coast Diversified Corporation., a Nevada corporation (the “Company”), approved the engagement of Stevenson & Company CPAS LLC (“Stevenson”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2015, effective immediately, and thereby ended its audit relationship with DKM Certified Public Accountants (“DKM”).

DKM’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014 and December 31, 2013, and the subsequent interim periods through July 7, 2015, there were (i) no disagreements between the Company and DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to DKM’s satisfaction, would have caused DKM to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided DKM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that DKM furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of DKM’s letter dated July 7, 2015, is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2014 and December 31, 2013, and the subsequent interim periods through July 7, 2015, neither the Company nor anyone acting on its behalf has consulted with Stevenson regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Stevenson concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of DKM Certified Public Accountants dated July 7, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 14, 2015	EAST COAST DIVERSIFIED CORPORATION

	By:	/s/ Kayode Aladesuyi
Name: Kayode Aladesuyi
Title: Chief Executive Officer

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